Supplement No. 2 dated December 6, 1996

              (Supplanting Supplement No. 1 dated August 31, 1996)
                                       to
                        Prospectus dated February 1, 1996
                                       for
             STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
                 a series of State Street Research Capital Trust




The Fund's Investments

    The third sentence of the second paragraph under the above caption at page 5 of the Prospectus is deleted and the following is inserted in its place:

    "The Fund invests in companies with market capitalizations ranging as high as those included in the Russell 2000 Growth Index, although the capitalizations or index could vary over time because of market conditions, changes in the parameters of indices, etc. Presently, the Russell 2000 Growth Index is comprised of issuers ranging as high as $1.2 billion in capitalization."

Purchase of Shares--Alternative Purchase Program--General

    Immediately after the third sentence of the last paragraph under the above caption at page 11 of the Prospectus, the following is added:

    "The Distributor may also compensate brokers for maintaining investments over a period of years."

Purchase of Shares--Alternative Purchase Program--Class C Shares--Institutional; No Sales Charge

    Under the above caption at page 14 of the Prospectus, the second and third paragraphs are deleted, and the following is inserted in their place:

        "In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor."

Shareholder Services--Exchange Privilege

    Immediately following the first paragraph under the above caption at page 19 of the Prospectus, the following is inserted:

        "Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares."


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Management of the Fund

    Under the above caption at page 23 of the Prospectus, the sixth paragraph is revised in its entirety as follows:

        "The Fund is managed by Michael Carmen. Mr. Carmen has managed the Fund since December 1996. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as a portfolio manager at Montgomery Asset Management, and as an analyst at State Street Research & Management Company and CIGNA Investments, Inc."

Calculation of Performance Data

    The second sentence of the first paragraph under the above caption at page 24 of the Prospectus is revised as follows:

        "The Fund may also compare its performance to appropriate indices such as the NASDAQ Composite Average, Small Stock Index, Russell 2000 Growth Index, Standard & Poor's 500 Stock Index (the "S&P 500"), Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages, such as the Lipper Small Company Growth Funds Average, compiled by Lipper Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, the Wall Street Journal and Investor's Daily."